UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

October 4, 2013

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

☒   Filed by the registrant

       Filed by a party other than the registrant

Check the appropriate box:

     Preliminary Information Statement

     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒  Definitive Information Statement

Primco Management, Inc.

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required

      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

_______________________________________

2) Aggregate number of securities to which transaction applies:

_______________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________

4) Proposed maximum aggregate value of transaction:

_______________________________________

5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.

3) Filing Party:

4) Date Filed:

Primco Management, Inc.

1875 Century Park East, 6th Floor, Suite 73

Century City, CA 90067

Dear Stockholders:

On June 1, 2013, the board of directors entered into an Agreement and Plan of Reorganization with D & B Records, Inc., a Delaware corporation, in which D & B will be merged with and into Primco, whereby Primco shall be the surviving company.  As consideration for the merger, the sole stockholder of D & B will be issued twenty million (20,000,000) Primco common shares.  Primco obtained the written consent of stockholders representing over 60.5% of Primco’s outstanding voting capital stock as of June 1, 2013 approving the merger.

On August 19, 2013, the board of directors of Primco adopted a resolution approving an amendment to our Articles of Incorporation to effectuate an increase of the authorized common shares from 2,000,000,000 par value $0.00001 to 5,000,000,000 par value $0.00001.  Primco obtained the written consent of stockholders representing over 92.94% of Primco’s outstanding voting capital stock as of August 19, 2013 approving the increase in the authorized common shares.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and the required state filings effectuating the corporate actions will not be filed with the Secretary of State for the State of Delaware, until twenty (20) days after the date a definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of Primco’s stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you.  The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws.  This Information Statement is being mailed on or about October 4, 2013 to all of Primco’s stockholders of record as of the close of business on September 18, 2013.

By Order of the Board of Directors.

/s/David Michery

Name:  David Michery

Title:    Chief Executive Officer

INFORMATION STATEMENT

October 4, 2013

Primco Management, Inc.

1875 Century Park East, 6th Floor, Suite 73

Century City, CA 90067

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the board of directors of Primco Management, Inc., a Delaware corporation to the holders of record at the close of business on September 18, 2013 of Primco’s outstanding common stock, par value $0.00001 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and pursuant to Section 228(e) of the Delaware General Corporation Law (the “DGCL”).

The cost of furnishing this Information Statement will be borne by us.  We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the actions approved on June 1, 2013 and August 19, 2013.  On June 1, 2013, the board of directors entered into an Agreement and Plan of Reorganization with D & B Records, Inc., a Delaware corporation, in which D & B will be merged with and into Primco, whereby Primco shall be the surviving company.   As consideration for the merger, David Michery, the sole stockholder of D & B will be issued twenty million (20,000,000) Primco common shares.  Mr. Michery is an officer and director of Primco.

On August 19, 2013, the board of directors of Primco adopted a resolution approving an amendment to our Articles of Incorporation to effectuate an increase of the authorized common shares from 2,000,000,000 par value $0.00001 to 5,000,000,000 par value $0.00001.

Accordingly, all necessary approvals in connection with the above corporate actions have been obtained.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act regarding these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and the Certificate of Amendment to our Articles of Incorporation and Articles of Merger effectuating the corporate actions will not be filed with the Secretary of State for the State of Delaware, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Primco’s stockholders as of the Record Date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about October 4, 2013.

NO DISSENTERS’ RIGHTS

Pursuant to the DGCL, the corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF PRIMCO MANAGEMENT, INC. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that on June 1, 2013, the board of directors entered into an Agreement and Plan of Reorganization with D & B Records, Inc., a Delaware corporation, in which D & B will be merged with and into Primco, whereby Primco shall be the surviving company.  As consideration for the merger, the sole stockholder of D & B will be issued twenty million (20,000,000) Primco common shares.  Primco obtained the written consent of stockholders representing over 60.5% of Primco’s outstanding voting capital stock as of June 1, 2013 approving the merger.

Additionally, on August 19, 2013, the board of directors of Primco Management, Inc. adopted a resolution approving an amendment to our Articles of Incorporation to effectuate an increase of the authorized common shares from 2,000,000,000 par value $0.00001 to 5,000,000,000 par value $0.00001.   Primco obtained the written consent of stockholders representing over 92.94% of Primco’s outstanding voting capital stock as of August 19, 2013 approving the increase in the authorized common shares.

OUTSTANDING SHARES AND VOTING RIGHTS

As of September 18, 2013 (the “Record Date”), Primco’s authorized voting capital stock consisted of one billion nine hundred ninety thousand (1,990,000,000) common shares, of which 697,885,413 common shares were issued and outstanding, and 10,000,000 preferred shares, of which seven million (7,000,000) were issued and outstanding

Each share of common stock of Primco entitles its holder to one vote on each matter submitted to Primco’s stockholders, and each share of preferred stock of Primco entitles its holder to 1,000 votes on each matter submitted to Primco’s stockholders.  However, because certain of the stockholders have consented to the foregoing actions by resolution dated September 18, 2013, in lieu of a special meeting in accordance with Section 228(e) of the DGCL and because those stockholders have sufficient voting power to approve such actions through their ownership of voting capital stock, no other stockholder vote will be solicited in connection with this Information Statement.

AMENDMENT TO

ARTICLES OF INCORPORATION

The board of directors and stockholders have approved an amendment to our Articles of Incorporation to affect an increase in our authorized common stock.

We intend to file an amendment to our Articles of Incorporation with the Secretary of State for the State of Delaware effectuating the above action.  Pursuant to Rule 14c-2 under the Exchange Act, the action will not be effective, and the amendment to the Articles of Incorporation will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about October 24, 2013.

The Authorized Common Stock Increase

The purpose of the increase in common stock is to increase the number of common shares available for issuance to investors who agree to provide Primco with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which our board of directors may determine is in the best interest of Primco and our stockholders.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect our existing stockholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of Primco.  While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

MERGER

We intend to file Articles of Merger with the Secretary of State for the State of Delaware effectuating the merger of D & B with and into Primco.  Pursuant to Rule 14c-2 under the Exchange Act, the merger will not be effective, and the Articles of Merger will not be filed until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders.  It is presently contemplated that such filing will be made on or about October 24, 2013.

CAUTIONARY STATEMENT REGARDING

FORWARD-LOOKING INFORMATION

This Information Statement, and the documents to which we refer you in this Information Statement, contain "forward-looking statements" that involve risks and uncertainties within the meaning of various provisions of the Securities Act of 1933, as amended (the

"Securities Act"), and of the Exchange Act. Forward-looking statements include statements concerning the expected benefits and closing of the proposed merger, our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures and financing needs and other information that is not historical information. When used in this Information Statement, the words "estimates," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should" and variations of these words or similar expressions (or the negative versions of any of these words) are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management's examination of historical operating trends, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, we can give no assurance that management's expectations, beliefs and projections will be achieved.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the results referred to in the forward-looking statements contained in this Information Statement. Important factors that could cause our actual results to differ materially from the results referred to in the forward-looking statements we make in this Information Statement include, but are not limited to, the risks detailed in our filings with the SEC, including our most recent filings on Forms 10-Q and 10-K, factors and matters contained or incorporated by reference in this Information Statement, and the following factors:

-

the occurrence of any event, change or other circumstances that could give rise to the termination of the merger;

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the failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals in connection with the merger;

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the failure to close or delay in consummating the merger for any other reason;

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risks that the proposed merger disrupts current plans and operations;

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the outcome of any legal proceedings that have been or may be instituted against Primco and/or others relating to the merger;

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the diversion of our management's attention from our ongoing business concerns;

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the effect of the announcement, pendency or anticipated consummation of the merger on our business relationships, operating results and business generally; and

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the amount of the costs, fees, expenses and charges related to the merger.

Consequently, all of the forward-looking statements we make in this Information Statement are qualified by the information contained or incorporated by reference herein, including, but not limited to, (a) the information contained under this heading and (b) the information contained under the headings "Risk Factors" and "Business" and in our consolidated financial statements and notes thereto included in our most recent filings on Form 10-Q and Form 10-K filed with the SEC that are incorporated by reference herein.  We undertake no obligation to publicly release any revision to any forward-looking statement contained or incorporated herein to reflect any future events or occurrences.

You should carefully consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.

Questions and Answers About the Merger

The following questions and answers are intended to address briefly some commonly asked questions regarding the merger.  These questions and answers may not address all questions that may be important to you as a Primco stockholder.

Q: What is the proposed transaction?

A: The proposed transaction is the acquisition of D & B by Primco.  Upon completion of the merger, Primco will be the surviving corporation and the shareholders of D & B will be issued common shares of Primco.

Q: What are the effects on my shares once the merger is complete?

A: The shareholder of D & B is being issued a total of 20,000,000 Primco common shares, which may dilute the value of your shares.  Once the merger is complete, Primco will own 41 music masters and all the rights pertaining to those masters, which it intends to exploit to increase company revenues.

Q: Did the Primco board of directors approve and recommend the merger?

A: Yes.  The Primco board of directors voted unanimously to approve the merger.

Q: Has stockholder approval of the merger been obtained?

A: Yes.  On June 1, 2013, shareholders holding 60.5% of the total outstanding voting capital shares approved the merger.

Q: Why am I not being asked to vote on the merger?

A: The merger required the approval of the holders of a majority of the combined voting power of the issued and outstanding voting shares.  This approval was obtained on June 1, 2013.  As a result, no further approval by Primco shareholders is required to approve the merger.

Q: Why am I receiving this Information Statement?

A: Applicable laws and securities regulations require us to provide you with the information regarding the merger, even though your vote or consent will neither be required nor requested to authorize the merger.

Parties to the Merger:

Primco Management, Inc.

Primco, a Delaware corporation, provides entertainment production and distribution under the ES Music label.  It also provides real estate services such as maintaining a home search database, moving consulting and planning, mortgage consulting, community information, title transfer, market analysis, and property appraisal.

D & B Records, Inc.

D & B Records, Inc., a Delaware corporation, is a privately held corporation holding the music rights to 41 music titles under the d/b/a of D & B Music, Inc.  D & B is solely owned by David Michery, Primco’s chief executive officer and a director.

The Merger

On June 1, 2013, the board of directors entered into an Agreement and Plan of Reorganization with D & B Records, Inc., a Delaware corporation, in which D & B will be merged with and into Primco, whereby Primco shall be the surviving company.   As consideration for the merger, David Michery, the sole stockholder of D & B will be issued twenty million (20,000,000) Primco common shares.  Mr. Michery is an officer and director of Primco.

Reasons for the Merger

The Primco board of directors unanimously determined that the terms and conditions of the merger are in the best interests of Primco and its stockholders.

In making these determinations, the board of directors considered a variety of factors weighing in favor of or relevant to the merger, including:

-

The Primco board of director’s understanding of the business, operations, financial conditions, earnings, and prospects of the company, including the difficulty in attaining sustained growth in earnings and revenue.  The assessment of the board of directors is that there are no alternatives that were reasonably likely to present superior opportunities for Primco to create greater value for our stockholders than the merger, taking into account the timing and the likelihood of accomplishing such alternatives, the need for additional investment resources, and market risks that would apply to Primco.

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The fact that D & B owns 41 masters and all the rights related to them, which Primco hopes to exploit.

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The fact that David Michery, an officer and director of Primco, is also the sole owner of D & B, supported the process and the merger, and will be receiving consideration as part of the merger.

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The fact that the Primco board of directors believes that certain regulatory and other governmental approvals required in connection with the merger would be obtained without unacceptable conditions.

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The terms of the merger.

The board of directors also identified and considered potential risks and disadvantages associated with the merger, including:

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The fact that the consideration to be paid to D & B stockholders through the merger is in the form of common shares, which will dilute current shareholdings.

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The fact that there are no assurances that all conditions to the parties’ obligations to complete the merger will be satisfied or waived, and as a result, the possibility that the merger may be delayed or not occur at all, and the adverse impact such event would have on Primco and its business.

While the Primco board of directors considered the potentially negative and potentially positive factors summarized above, it concluded that, overall, the potentially positive factors outweighed the potentially negative factors.

The above discussion includes the principal information and factors, both positive and negative, considered by the Primco board of directors, but is not intended to be exhaustive and may not include all of the information and factors considered by the Primco board of directors or any individual director.  The above factors are not presented in any order of priority.  The Primco board of directors did not quantify or assign specific weights to the factors considered in reaching its decision.  Rather, the board of directors viewed its position and recommendation as being based on the totality of the information presented to and considered by it.  In addition, individual members of the Primco board of directors may have given different weights to different factors.  It should be noted that this explanation of the reasoning of the Primco board of directors and certain information presented in this section is forward-looking in nature and should be read of as such.

After consideration of the various factors described above, the Primco board of directors unanimously determined that the merger is in the best interests of Primco and our stockholders.

Merger Consideration

At closing, each share of D & B outstanding immediately prior to the effective date of the merger will be converted into and exchanged for two shares of Primco common stock.

Interests of Certain Persons in the Merger

You should be aware that certain of our directors and officers may have interests in the merger that may be different from, or in addition to, your interests as a holder of common stock.  The Primco board was aware of and considered these interests, among other matters, in evaluating and negotiating the terms of the merger.  The primary interest is that the sole owner of D & B is David Michery, an officer and director of Primco.

EFFECTIVE DATE OF THE CORPORATE ACTIONS

Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  Primco anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about October 4, 2013.  Therefore, Primco anticipates that the corporate actions discussed above will be effective, and the Certificate of Amendment to our Articles of Incorporation and Articles of Merger will be filed with the Secretary of State for the State of Delaware, on or about October 24, 2013.

Primco has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Primco’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth, as of September 18, 2013, the number and percentage of outstanding shares of the registrant’s common stock owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name of Beneficial Owner	Stock Beneficially Owned	Percentage Owned (1)
David Michery	67,940,000 common	9.74%
1875 Century Park East, 6th Floor, Suite 73
Century City, CA 90067

Alan J. Bailey	67,940,000 common	9.74%
1875 Century Park East,
6th Floor, Suite 73
Century City, CA 90067

(1)

Based on 697,885,413 issued and outstanding common shares as of September 18, 2013.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of September 18, 2013, there were 697,885,413 common shares issued and outstanding.  Each holder of common stock is entitled to one vote per share.

As of September 18, 2013, there were 7,000,000 preferred shares outstanding.  Each holder of preferred stock is entitled to 1,000 votes per share.  David Michery owns all 7,000,000 outstanding preferred shares.

VOTING PROCEDURES

Pursuant to the Delaware Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding voting capital stock is sufficient to amend our Articles of Incorporation and complete the merger of D & B with and into Primco, which vote was obtained by the written consent of the stockholders as described herein. As a result, the contemplated corporate actions have been approved and no further votes will be needed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation relative to the increase in authorized common shares.

David Michery, an officer and director of Primco, is the sole owner of D & B Records, Inc.

DISSENTER'S RIGHT OF APPRAISAL

Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the corporate actions discussed herein.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Primco is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission.  Reports and other information filed by Primco can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Primco Management, Inc. at 1875 Century Park East, 6th Floor, Suite 73, Century City, CA 90067.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address.  We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder.  A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to Primco Management, Inc. at 1875 Century Park East, 6th Floor, Suite 73, Century City, CA 90067

On behalf of the Board of Directors,

October 4, 2013

/s/David Michery

David Michery

Chief Executive Officer

EXHIBIT A:

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") made and entered into as of June 1, 2013 by and between D & B Music, Inc., a Delaware corporation ("D & B") and Primco Management Inc., a Delaware corporation ("Primco").

WITNESSETH:

WHEREAS, D & B is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, Primco is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, on the date of this Merger Agreement, D & B has the authority to issue ten million (10,000,000) shares of common stock, $0.001 par value per share, of which ten million (10,000,000) common shares are validly issued and outstanding, fully paid and non-assessable;

WHEREAS, on the date of this Merger Agreement, The authorized capital stock of Primco consists of five hundred million (500,000,000) authorized common shares, of which two hundred twenty four million, five hundred thirty six thousand, one hundred fifty (224,536,150) common shares are issued and outstanding. There are no other authorized or outstanding subscriptions, options, convertible securities, warrants, calls or other rights of any kind issued or granted by, or binding upon, Primco to purchase or otherwise acquire any securities of or equity interest in Primco.

WHEREAS, the respective Boards of Directors of D & B and Primco have determined that it is advisable and to the advantage of said two corporations that D & B merge into Primco (hereinafter also referred to as the “Surviving Corporation” upon the terms and conditions herein provided; and

WHEREAS, the respective Boards of Directors of D & B and Primco have approved this Merger Agreement and the Boards of Directors of D & B and Primco have directed that this Merger Agreement be submitted to a vote of their shareholders, if required by state law.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, D & B and Primco hereby agree to merge as follows:

 (1)

Mechanics for Closing Merger.  Prior to Closing, each party shall execute and deliver, or cause to be executed and delivered to J.M. Walker & Associates, Attorneys At Law as escrow agent, all capital stock, documents and instruments, in form and substance satisfactory as reasonably required to carry out or evidence the terms of this Agreement.

Upon the approval of the respective shareholders, the executed Articles of Merger shall be filed with the Delaware Secretary of State.

(2)

Further Assurances.   At or after Closing, D & B, at the request of Primco, shall promptly execute and deliver, or cause to be executed and delivered, to Primco all such documents and instruments, in form and substance satisfactory to Primco, as Primco reasonably may request in order to carry out or evidence the terms of this Agreement.

(3)

Stock of D & B.  On and after the Effective Date, ten million (10,000,000) common shares of D & B shall be recalled and canceled and twenty million 20,000,000 Primco common shares shall be issued to David Michery, being the sole shareholder of D & B.  The registered owner on the books and records of D & B or its transfer agents of any outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Primco or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Primco common stock evidenced by such outstanding certificate as above provided.

 (4)

Book Entries.  As of the Effective Date, entries shall be made upon the books of Primco in accordance with the following.

(a)

The assets and liabilities of D & B shall be recorded at the amounts at which they were carried on the books of D & B immediately prior to the Effective Date.

(b)

There shall be credited to the capital account of Primco the aggregate amount of the total paid-in capital of all shares of Primco common stock resulting from the conversion and exchange of the outstanding D & B common stock pursuant to the merger.

(c)

There shall be credited to the retained earnings account of Primco the aggregate of the amount carried in the retained earnings account of D & B immediately prior to the Effective Date.

(5)

Access to Documentation.  Prior to the merger, Primco and D & B shall provide each other full access to their books and records, and shall furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time.  If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information) obtained concerning each others operations, assets and business.

 (6)

Abandonment.  At any time before the Effective Date, the Agreement and Plan of Merger and the Articles of Merger may be terminated and the Merger may be abandoned by the Board of Directors of either Primco or D & B or both, notwithstanding approval of the Merger Agreement by the shareholders of Primco or the shareholders of D & B or both.

(7)

Counterparts.  In order to facilitate the filing and recording of this Merger Agreement the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Boards of Directors of D & B and Primco, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

D & B Records, Inc.

A Delaware corporation

/s/ David Michery

David Michery, Chief Executive

Primco Management, Inc.

A Delaware corporation

/s/ Alan Bailey

Alan Bailey, Chief Financial Officer

EXHIBIT B:

D & B Records Catalog

41 Titles Applicable to the Acquisition by Primco Management Inc.

Product ID	Product Desc
AFTE71110.2	Presidente/G/H.
AFTE71111.2	Dance Mix USA 2002/ Various
AFTE71112.2	Grove Nation G.H./ Various
AFTE71113.2	Artie/ Comienzo El Carnaval
AMC171143.2	All-4-One/ Not Ready For
AMC171150.2	Bizzy Bone/ Gift
AMC171150.4	Bizzy Bone/ Gift
AMC171151.2	Bizzy Bone/ Gift (Clean)
AMC171151.4	Bizzy Bone/ Gift (Clean)
AMC171152DVD	Adam Wylie/ Movie
AMC171164.2	Sassey/ Sassey Project
AMC171165.2	Knight, Mikel/ Hardest Wood
AMC171167.2	Dru Down/ Pimpin Phernelia
AMC171176.2	Dime/ Poverty & Prosperity
AMC171177.1	Graffiti Kings/ Graffiti
AMC171177.2	Graffiti Kings/ Graffiti
AMC171209.2	Dru Down/ Phernelia (Clean)
AMC171233.2	Hit Squad/ World is R's
AMC171234.2	Fire/ Various
AMC171235.2	All-4-One/ A41
AMC171237.2	Jayo Felony/ Crip Hop
AMC171239.2	STR8 Hip Hop Hits 1/ Various
AMC171240.2	Mr. Keal/ Opposite Of Hate
AMC171241.1	Legit Ballaz/ Tattoo
AMC171241.2	Legit Ballaz/ Respect The Game
AMC171241.4	Legit Ballaz/ Respect The Game
AMC171243.2	Snoop Dogg & The Relativez/ Takeover
AMC171281.2	Super Disco Mix 1/ Various
AMC171283.2	Psy2ko/ Blood is Thicker Than
AMC171285.2	Phatzo/ Classics 1
AMC171287.2	Strawberries & Cream 1/ Various
AMC171304.1	Snoop Dogg & The Relativez/ Maria
AMC171305.1	Snoop Dogg & The Relativez/ Like That
DEFB71163.2	Wrek/ Pocket Full of Quarters
DEFB71219.2	Wicked Minds/ Misunderstood
LGIT50000.2	Twista/ Legit Ballin
LGIT50000.4	Twista/ Legit Ballin
LGIT50001.2	Twista Presents/ Legit 2
LGIT50001.4	Twista Presents/ Legit
Proof-D12LP	Proof/ In Search of Jerry Garcia
Proof-D12EP	Proof/ Electric Kool-Aid